Accounts Receivable, Net	12 Months Ended
Mar. 31, 2025
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE－6 ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	March 31, 2025	March 31, 2024

Accounts receivable, net	$1,325,186	$954,917

The Company generally conducts its business with creditworthy third parties. The Company determines, on a continuing basis, the probable losses and an allowance for doubtful accounts, based on several factors including internal risk ratings, customer credit quality, payment history, historical bad debt/write-off experience and forecasted economic and market conditions. For the year ended March 31, 2025 and 2024, the Company made no allowance for doubtful accounts.

Accounts receivable are written off after exhaustive collection efforts occur and the receivable is deemed uncollectible. In addition, receivable balances are monitored on an ongoing basis and its exposure to bad debts is not significant. There was no bad debt write-offs for the year ended March 31, 2025 (2024: $1,435).

At March 31, 2025 and March 31, 2024, the analysis of the accounts receivable aging at the reporting date was as follows.

	March 31, 2025	March 31, 2024

Less than 30 days	$1,103,381	$444,526
31-60 days	83,925	382,775
61-90 days	35,735	57,250
More than 90 days	102,145	70,366

	$1,325,186	$954,917

The unsatisfied performance obligation resulting from long term satellite connectivity and digitalization contracts were expected to be recognized as revenue over the periods as specified below:

	March 31, 2025	March 31, 2024

Less than 1 year	$2,270,362	$1,343,215
From 1 to 2 years	1,061,866	762,783
From 2 to 3 years	585,489	348,496
From 3 to 4 years	129,652	209,356
From 4 to 5 years	10,715	90,498

Total	$4,058,084	$2,754,348